LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED APRIL 16, 2013 TO PROSPECTUS DATED MAY 1, 2012,

AS SUPPLEMENTED DECEMBER 27, 2012 AND JANUARY 28, 2013

April 16, 2013

Effective immediately, all references regarding the Longleaf Partners Global Fund being closed to new investors contained in the Table of Contents and on pages 16 and 23 of the Prospectus are removed.